SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004

                                Featherlite, Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

           000-24804                                          41-1621676
    (Commission File Number)                                (IRS Employer
                                                          Identification No.)

                                Highways 63 and 9
                               Cresco, Iowa 52136
              (Address of Principal Executive Offices and Zip Code)

                                 (563) 547-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On October 27, 2004 Featherlite, Inc. issued a press release announcing its 2004 third quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

     The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits.

       (a)   Financial statements:  None.

       (b)   Pro forma financial information:  None.

       (c)   Exhibits:

                   99.1    Press Release dated October 27, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2004

                                               FEATHERLITE, INC.


                                               By: /s/ Jeffery A. Mason
                                                   -----------------------------
                                                       Jeffery A. Mason
                                                       Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FEATHERLITE, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                   Commission File No.: 000-24804
October 28, 2004


EXHIBIT NO.            ITEM

   99.1                Press Release dated October 27, 2004.